UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2014

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30392	13-4172059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Progress Drive

Montgomeryville, PA  18936

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 695-4142 and (215) 699-0730

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 14, 2014, Environmental Solutions Worldwide, Inc. (the “Company”) issued a press release announcing that it had commenced the mailing of the final prospectus relating to its previously announced rights offering to its existing stockholders.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The foregoing shall not constitute an offer to sell or the solication of an offer to buy securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Environmental Solutions Worldwide, Inc., dated March 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. (Registrant)

Date: March 14, 2014	By:	/s/ Praveen Nair
Praveen Nair Chief Financial Officer